UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2012

FEDERAL HOME LOAN BANK OF SEATTLE

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA  98101-1693
(Address of principal executive offices, including zip code)

206.340.2300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On February 15, 2012, the Federal Home Loan Bank of Seattle (the "Seattle Bank") issued a business update presentation containing certain preliminary financial information for the fiscal year ended December 31, 2011.  A copy of the presentation is included as Exhibit 99.1 to this report. The information contained in Exhibit 99.1 is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
This member presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including preliminary highlights of financial statements as of and for the year ended December 31, 2011, on which the Seattle Bank's external auditor has not completed its audit, and expectations regarding operations of the bank. Forward-looking statements are subject to known and unknown risks and uncertainties. Actual financial performance and condition, as well as other actions, may differ materially from that expected or implied in forward-looking statements because of many factors. Such factors may include, but are not limited to: completion of the review of the bank's financial condition, operations, and cash flows for the year ended December 31, 2011; changes in general economic and market conditions (including effects on, among other things, U.S. debt obligations and mortgage-related securities); regulatory and legislative actions and approvals (including those of the Finance Agency); business and capital plan and policy adjustments and amendments; demand for advances; the Seattle Bank's ability to meet adequate capital levels; accounting adjustments or requirements (including changes in assumptions and estimates used in the bank's financial models); changes in the bank's management and Board of Directors; competitive pressure from other Federal Home Loan Banks and alternative funding sources; interest-rate volatility; shifts in demand for our products and consolidated obligations; changes in projected business volumes; the bank's ability to appropriately manage its cost of funds; the cost-effectiveness of the bank's funding; changes in the bank's membership profile or the withdrawal of one or more large members; and hedging and asset-liability management activities. Additional factors are discussed in the Seattle Bank's most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. The Seattle Bank does not undertake to update any forward-looking statements made in this announcement.
 Item 7.01 Regulation FD Disclosure
On February 15, 2012, Michael L. Wilson, president and chief executive officer of the Seattle Bank, will present a business update to members of the Seattle Bank. A copy of this presentation is attached as Exhibit 99.1 to this Form 8-K. The information in this Item 7.01 and contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d)      Exhibits

99.1	Business Update Presentation dated February 15, 2012.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: February 15, 2012	By: /s/ Michael L. Wilson
Name: Michael L. Wilson Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.                      Description

99.1	Business Update Presentation dated February 15, 2012.